================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

               PIMCO Commercial Mortgage Securities Trust, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                 [LOGO OF PIMCO]

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 14, 1998

  NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at the offices of Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1998 at 10:00 a.m., Pacific time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Fund to vote, for the following purposes:

    (1) To elect members to the Board of Directors of the Fund to hold office for the terms specified and until their successors are elected and qualify;

    (2) To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for its fiscal year ending December 31, 1998; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 9, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

  You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Newport Beach, California
Dated: March 16, 1998

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                           840 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660
                                (800) 927-4648

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 14, 1998

                               ----------------

                                 INTRODUCTION


  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting (the "Meeting") of Shareholders of the Fund to be held at the offices of Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, on April 14, 1998 at 10:00 a.m., Pacific time, and at any adjournment thereof. The approximate mailing date of this Proxy Statement is March 16, 1998. The Fund's Annual Report for the year ended December 31, 1997, including audited financial statements, previously has been sent to shareholders, and is available upon request to the Fund without charge by calling the toll-free number referenced above.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which they are entitled to vote FOR any proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST a proposal to be voted on at such meeting, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on March 9, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Shareholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 11,007,169 shares of common stock, par value $.001 per share.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The initial term of the Class I Director expires this year. The current terms of the Class II and Class III Directors will expire in 1999 and 2000, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Guilford C. Babcock and William J. Popejoy, the current Class I Directors, have been nominated for re-election by the Board of Directors to serve another term, which would expire in 2001. Mr. R. Wesley Burns was appointed by the Board of Directors on November 18, 1997 to serve as a Class III Director; his term expires in 2000. The Board of Directors is seeking shareholder approval of Mr. Burns' appointment as a Class III Director (Messrs. Babcock, Popejoy and Burns collectively are the "Nominees").

  The Nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the Nominees. The Board of Directors of the Fund knows of no reason why any of the Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend. The Board of Directors recommends that shareholders vote FOR the election of the Nominees to the Fund's Board of Directors.

  The following table sets forth certain information concerning each of the Directors of the Fund, however, only the Nominees are standing for election.

  The Class I Directors (Nominees) are:

                        CLASS I (TERM EXPIRING IN 2001):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/09/98(1)
---------------------  ----------------------------  ---------------------  ------------------
Guilford C. Babcock    Associate Professor of        Director (since 7/93)         -0-
Marshall School of     Finance, University of
 Business              Southern California (1968-
University of          present);
Southern               Trustee, PIMCO Funds:
 California            Pacific Investment
Los Angeles, CA        Management Series (1987-
90089-1421             present); Trustee, PIMCO
Age: 66                Variable Insurance Trust
                       (1997-present); Director,
                       Growth Fund of America and
                       Fundamental Investors Fund
                       of the Capital Group (1980-
                       present); and Director, Good
                       Hope Medical Foundation
                       (1980-present).
William J. Popejoy     Director, California State    Director (since 8/95,         -0-
29 Chatham Court       Lottery (1997-present);       and 7/93-2/95)
Newport Beach, CA      Chairman, PacPro (formerly
92660                  Western Printing, 1990-
Age: 59                present); Trustee, PIMCO
                       Funds: Pacific Investment
                       Management Series (July
                       1993-February 1995 and
                       August 1995-present);
                       Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present); and formerly Chief
                       Executive Officer, Orange
                       County, California (February
                       1995 to August 1995).

  The Class II Directors are:

                       CLASS II (TERM EXPIRING IN 1999):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/09/98(1)
---------------------  ----------------------------  ---------------------  ------------------
Thomas P. Kemp         Private Investor, (1997-      Director (since 7/93)         -0-
1141 Marine Drive      present); Trustee, PIMCO
Laguna Beach, CA       Funds: Pacific Investment
92651                  Management Series (1987-
Age: 67                present); Trustee, PIMCO
                       Variable Insurance Trust
                       (1997-present); formerly Co-
                       Chairman, U.S. Committee to
                       Assist Russian Reform (1992-
                       1997); Director, Union
                       Financial Corp. (1991-1995);
                       Senior Consultant, World Cup
                       1994 Organizing Committee
                       (1990-1994).
Vern O. Curtis         Private Investor, (1995-      Director (since 2/95)        7,500
14158 N.W. Bronson     present); Trustee, PIMCO                                  (0.07%)
 Creek Drive           Funds: Pacific Investment
Portland, OR           Management Series (April
97229                  1987-February 1993 and
Age: 63                February 1995-present);
                       Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present); Director of
                       American Office Park
                       Properties, Inc., a Real
                       Estate Investment Trust;
                       Director, Fresh Choice, Inc.
                       (1996-present); formerly
                       charitable work, The Church
                       of Jesus Christ of Latter
                       Day Saints (1992-1995).

  The Class III Directors (of which Mr. Burns is a Nominee) are:

                      CLASS III (TERM EXPIRING IN 2000):

                                                                             SHARES OF COMMON
                                                                            STOCK BENEFICIALLY
                                                                              OWNED AND % OF
                           PRINCIPAL OCCUPATION         POSITION(S) WITH    TOTAL OUTSTANDING
NAME, ADDRESS AND AGE     AND OTHER DIRECTORSHIPS           THE FUND          AT 3/09/98(1)
---------------------  ----------------------------  ---------------------  ------------------
R. Wesley Burns*       Executive Vice President,     President (since              -0-
840 Newport Center     PIMCO (1996-present);         1994) and Director
 Drive, Suite 360      President (1994-present) and  (since 11/97)
Newport Beach, CA      Trustee (1997-present),
92660                  PIMCO Funds: Pacific
Age: 38                Investment Management
                       Series; President and
                       Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present); formerly Vice
                       President of PIMCO (1989-
                       1995).
Brent R. Harris*       Managing Director, PIMCO      Chairman and Director        15,000
840 Newport Center     (1993-present); Board of      (since 6/93)                (0.14%)
 Drive, Suite 360      Governors, Investment
Newport Beach, CA      Company Institute (1995-
92660                  present); Director, Harris
Age: 38                Holdings (1992-present);
                       Director, Harris Oil Company
                       (1992-present); Chairman and
                       Trustee, PIMCO Funds:
                       Pacific Investment
                       Management Series (1992-
                       present); Chairman and
                       Trustee, PIMCO Variable
                       Insurance Trust (1997-
                       present); formerly
                       Principal, Senior Vice
                       President and Vice President
                       of PIMCO (1985-1993).

--------

(1) All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent 0.2% of the total shares of common stock outstanding as of the Record Date. The Fund's Directors and executive officers in the aggregate beneficially own less than 1% of the Fund's common stock

 * "Interested person" as defined in the Investment Company Act of 1940 ("Interested Director"). Messrs. Burns and Harris are deemed to be interested Directors by reason of their affiliations with PIMCO.

  The Fund has a standing Audit Committee which reviews the scope of the annual audit conducted by the Fund's independent auditors, the evaluation by such accountants of the accounting procedures followed by the Fund, and compliance by the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, as well as related matters. The Fund's Audit Committee is currently composed of

Messrs. Babcock, Curtis, Kemp and Popejoy. During the Fund's fiscal year ended December 31, 1997, the Board of Directors held five meetings (one of which was conducted telephonically), and the Audit Committee held two meetings. The Fund has no nominating committee or other committees. Each Director then in office attended at least 75% of the total number of meetings of the Board and the Committee of which he was a member.

  The following table provides information concerning the compensation of each of the incumbent Directors who are not interested Directors of the Fund for services rendered to the Fund during the year ended December 31, 1997.

                                                             TOTAL COMPENSATION
                                                                    FROM
                                                 AGGREGATE     FUND AND FUND
                                                COMPENSATION     COMPLEX(2)
      NAME                                      FROM FUND(1) PAID TO DIRECTORS
      ----                                      ------------ ------------------
Guilford C. Babcock............................   $10,500         $61,250
Vern O. Curtis.................................   $11,090         $64,183
Thomas P. Kemp.................................   $10,500         $61,250
William J. Popejoy.............................   $10,500         $61,250

--------

(1) During the fiscal year ended December 31, 1997, the Fund paid each unaffiliated Director who is not an interested Director an annual retainer of $6,000, $1,000 for each regular Board of Directors, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), and an annual retainer of $500 for a Committee Chairmanship. The Fund also reimbursed such Directors for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the unaffiliated Directors for the fiscal year ended December 31, 1997 was $42,590.

(2) The Directors also serve as Trustees of the PIMCO Funds: Pacific Investment Management Series and of the PIMCO Variable Insurance Trust. Messrs. Babcock, Curtis, Kemp, and Popejoy, the Trustees who are unaffiliated with PIMCO or its affiliates, for their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, receive an annual retainer of $45,000 plus $3,000 for each Board of Trustees, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), and an annual retainer of $1,500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1997, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $205,343.

    For their services as Trustees of the PIMCO Variable Insurance Trust Messrs. Babcock, Curtis, Kemp and Popejoy, the Trustees who are unaffiliated with PIMCO or its affiliates, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees, committee, or special meeting attended in person ($250 for each such meeting attended telephonically), and an annual retainer of $500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1997, the unaffiliated Trustees as a group did not receive any reimbursement of such fees and expenses.

  The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years. The executive officers of the Fund are appointed annually by the Board of Directors.

                              POSITION WITH           PRINCIPAL OCCUPATIONS
       NAME AND AGE             THE FUND           DURING THE PAST FIVE YEARS
       ------------           -------------        --------------------------
 William C. Powers        Senior Vice President Managing Director, PIMCO;
  Age 40                  (Since 7/93)          formerly Executive Vice
                                                President, PIMCO.
 Benjamin L. Trosky       Senior Vice President Managing Director, PIMCO;
  Age 38                  (Since 7/93)          formerly Executive Vice
                                                President, PIMCO.
 Deans S. Meiling         Vice President        Managing Director, PIMCO.
  Age 49                  (Since 7/93)
 William F. Podlich       Vice President        Managing Director, PIMCO.
  Age 53                  (Since 7/93)
 Jeffrey M. Sargent       Vice President,       Vice President and Manager of
  Age 35                  formerly Secretary    Client Services, PIMCO; formerly
                          (Since 6/93)          Project Specialist, PIMCO.
 William S. Thompson, Jr. Vice President        Chief Executive Officer, and
  Age 52                  (Since 7/93)          Managing Director, PIMCO;
                                                formerly Managing Director,
                                                Salomon Brothers, Inc.
 John P. Hardaway         Treasurer             Vice President and Manager of
  Age 40                  (Since 6/93)          Fund Operations, PIMCO.
 Garlin G. Flynn          Secretary             Lead, Pooled Funds
  Age 51                  (Since 8/95)          Administration, PIMCO; formerly
                                                Senior Fund Administrator,
                                                PIMCO; formerly Senior Mutual
                                                Fund Analyst, PIMCO Advisors
                                                Institutional Services; and
                                                formerly Senior Mutual Fund
                                                Analyst, Pacific Financial Asset
                                                Management Corporation.
 Joseph D. Hattesohl      Assistant Treasurer   Vice President, PIMCO; formerly
  Age 34                  (Since 2/95)          Manager of Fund Taxation, PIMCO;
                                                formerly Director of Financial
                                                Reporting, Carl J. Brown & Co.;
                                                and formerly Tax Manager, Price
                                                Waterhouse LLP.
 Michael J. Willemsen     Assistant Secretary   Manager, PIMCO; formerly Project
  Age 38                  (Since 2/95)          Lead, PIMCO; formerly
                                                Shareholder Services Specialist,
                                                PIMCO.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Fund's Directors, officers, persons holding more than 10% of the Fund's shares, and affiliated persons of PIMCO are required to report their ownership, or any changes in ownership of the Fund's shares to the Securities and Exchange Commission and the New York Stock Exchange. The Company is required to report in this Proxy Statement any failure to file such reports by applicable deadlines during the year ended December 31, 1997. On February 28, 1997 a Statement of Changes in Beneficial Ownership was filed late for a managing director of PIMCO.

INVESTMENT MANAGER AND ADMINISTRATOR

  PIMCO, 840 Newport Center Drive, Newport Beach, California 92660 has served as the Fund's investment manager since August 27, 1993. PIMCO also serves as administrator to the Fund. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

                 PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as independent auditors to examine the financial statements of the Fund for the fiscal year ending December 31, 1998. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Fund knows of no direct or indirect interest of such firm in the Fund. A representative of Ernst & Young LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to appropriate questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitation will exceed $2,000.

QUORUM AND VOTES REQUIRED

  The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

  Election of the Directors (Proposal 1) and ratification of the selection of independent auditors (Proposal 2) will require the affirmative vote of the holders of a majority of the Fund's shares present (or represented by proxy) and voting at the Meeting.

  Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or both proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of the Directors and FOR the ratification of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending December 31, 1998.

SHAREHOLDERS' PROPOSALS

  A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 1999 must be received by the Fund on or before November 16, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                                     Garlin G. Flynn
                                                        Secretary

Dated: March 16, 1998

                                                      PROXY

                                PIMCO Commerical Mortgage Securities Trust, Inc.

                                          ANNUAL MEETING OF SHAREHOLDERS

PIMCO COMMERCIAL MORTGAGE                            April 14, 1998
SECURITIES TRUST, INC.
ATTN:  GARLIN FLYNN                The undersigned hereby appoints Jeffrey M.
840 NEWPORT CENTER DRIVE        Sargent and Garlin G. Flynn, and each of them as
NEWPORT BEACH, CA  92660        Proxies with full power of substitution to vote
                                and act with respect to all shares of the PIMCO
                                Commerical Mortgage Securities Trust, Inc. (the
                                "Fund") held by the undersigned at the Annual
                                Meeting (the "Meeting") of Shareholders of the
                                Fund to be held at 10:00 a.m., Pacific time, on April 14, 1998, at 840 Newport Center Drive,
                                Newport Beach, California 92660, and at any adjournment thereof, and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                                THIS PROXY IS SOLICITED BY THE BOARD OF
                                DIRECTORS OF THE FUND. The Board of Directors recommends that you vote FOR the following
                                proposals.               ---

                                This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. Receipt of Notice of Annual
                                ---
                                Meeting and Proxy Statement is hereby
                                acknowledged.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:               PIMCMS
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.


Vote On Directors                                For   Withhold For All    To withhold authority to vote, mark "For All Except"
                                                 All      All   Except:    and write the nominee's number on the line below.

1.  To elect the Nominees listed below to serve  [_]      [_]     [_]
    as members of the Fund's Board of Directors                            -----------------------------------------------------
    for the terms expiring in 2000 and 2001,
    respectively, and until their successors
    are elected and qualify.

    1)  R. Wesley Burns - Class III
    2)  Guilford C. Babcock - Class I
    3)  William J. Popejoy - Class I


Vote on Proposal                                                                 For         Against          Abstain

2.  To ratify the selection of Ernst & Young LLP as independent public           [_]           [_]              [_]
    accountants of the Fund for its fiscal year ending December 31, 1998.


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If as attorney, executor, guardian or in some respresentative capacity, or as an officer of a corporation, please add title as such.

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Signature [PLEASE SIGN WITHIN BOX]         Date


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Signature (Joint Owners)                   Date